MOLINA® HEALTHCARE

Your Extended Family.

MOH LISTED NYSE

Investor Day 2012A January 26, 2012 New York, New York Exhibit 99.2

© 2012 Molina Healthcare, Inc.
Agenda
Time Topic Speaker
12:30pm-12:35pm Opening Remarks Juan José Orellana, VP Investor Relations
12:35pm-1:10pm Business Overview J. Mario Molina, MD, Chief Executive Officer
1:10pm-1:30pm Q&A
1:30pm-1:40pm Break
1:40pm-2:15pm Operations Update Terry Bayer, Chief Operating Officer
2:15pm-2:40pm Capital Adequacy Joseph White, Chief Accounting Officer
2:40pm-3:00pm Q&A
3:00pm-3:15pm Break
3:15pm-3:50pm Outlook 2012 John Molina, Chief Financial Officer
3:50pm-4:30pm Q&A
4:30pm End of Program

© 2012 Molina Healthcare, Inc.
Cautionary Statement

regarding the Company’s expected results for fiscal year 2012. All of our forward-looking statements are based on our current expectations and assumptions. Actual results could differ materially due to the unexpected failure of our assumptions or due to adverse developments related to numerous risk factors, including but not limited to the following:
uncertainty regarding the effect of our Washington health plan’s being named an “apparently successful bidder” by the Health Care Authority of Washington in that state’s recent managed care procurement;
significant budget pressures on state governments which cause them to lower rates unexpectedly or to rescind expected rates increases, or their failure to maintain existing benefit packages or membership eligibility thresholds or criteria;
uncertainties regarding the impact of the Patient Protection and Affordable Care Act, including its possible repeal, judicial overturning of the individual insurance mandate or
Medicaid expansion, the effect of various implementing regulations, and uncertainties regarding the impact of other federal or state health care and insurance reform measures;
management of our medical costs, including costs associated with unexpectedly severe or widespread illnesses such as influenza, and rates of utilization that are consistent with our expectations;
the success of our efforts to retain existing government contracts and to obtain new government contracts in connection with state requests for proposals (RFPs) in both existing and new states, and our ability to grow our revenues consistent with our expectations;
the accurate estimation of incurred but not reported medical costs across our health plans;
risks associated with the continued growth in new Medicaid and Medicare enrollees, and in dual eligible members;
retroactive adjustments to premium revenue or accounting estimates which require adjustment based upon subsequent developments;
the continuation and renewal of the government contracts of both our health plans and Molina Medicaid Solutions and the terms under which such contracts are renewed;
the timing of receipt and recognition of revenue and the amortization of expense under the state contracts of Molina Medicaid Solutions in Maine and Idaho;
government audits and reviews;
changes with respect to our provider contracts and the loss of providers;
the establishment, interpretation, and implementation of a federal or state medical cost expenditure floor as a percentage of the premiums we receive, administrative cost and profit ceilings, and profit sharing arrangements;
the interpretation and implementation of at-risk premium rules regarding the achievement of certain quality measures;
the successful integration of our acquisitions;
approval by state regulators of dividends and distributions by our health plan subsidiaries;
changes in funding under our contracts as a result of regulatory changes, programmatic adjustments, or other reforms;
high dollar claims related to catastrophic illness;
the favorable resolution of litigation, arbitration, or administrative proceedings, and the costs associated therewith;
restrictions and covenants in our credit facility;
the availability of financing to fund and capitalize our acquisitions and start-up activities and to meet our liquidity needs and the costs and fees associated therewith;
a state’s failure to renew its federal Medicaid waiver;
an inadvertent unauthorized disclosure of protected health information by us or our business associates;
changes generally affecting the managed care or Medicaid management information systems industries;
increases in government surcharges, taxes, and assessments;
changes in general economic conditions, including unemployment rates;
and numerous other risk factors, including those identified within this slide presentation and/or our accompanying oral remarks, and those discussed in our periodic reports and filings with the Securities and Exchange Commission. These reports can be accessed under the investor relations tab of our Company website or on the SEC’s website at www.sec.gov. Given these risks and uncertainties, we can give no assurances that our forward-looking statements will prove to be accurate, or that any other results or events projected or contemplated by our forward-looking statements will in fact occur, and we caution investors not to place undue reliance on these statements. All forward-looking statements in this release represent our judgment as of January 26, 2012, and we disclaim any obligation to update any forward-looking statements to conform the statement to actual results or changes in our expectations.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This slide presentation and our accompanying oral remarks contain “forward-looking statements”

MOLINA HEALTHCARE

Your Extended Family.

MOH LISTED NYSE

Business Overview J. Mario Molina, MD President & Chief Executive Officer January 26, 2012 New York, New York

© 2012 Molina Healthcare, Inc.
Goal setting and results
Executed on our plans for 2011
Health plan business remains stable
Medicare SNP business continues to grow
Improved profitability despite rate environment
First CMS certification achieved for fiscal agent
contract
Positioned for strong growth in 2012
New markets in Texas effective 3/12
Dual eligible care coordination integration

Solid progress on long-term value creation

Washington
350,000
Idaho
Wisconsin
41,000
Michigan
217,000
Maine
Missouri
78,000
West
Virginia
New
Jersey
Utah
82,000
Ohio
256,000
Virginia[1]
California
350,000
New Mexico
89,000
Louisiana
Florida[2]
67,000
Texas
148,000
Molina Healthcare Health Plans
Molina Medicaid Solutions[3]

Health plan enrollment
(in thousands)

893
1,077
1,149
1,256
1,455
1,613
1,678
'05
'06
'07
'08
'09
'10
3Q 2011

Health plan membership profile

MEDICARE 2%
CHIP
8%
AGED,
BLIND
& DISABLED
11%
79%
TANF

MOLINA HEALTHCARE

© 2012 Molina Healthcare, Inc.
Business snapshot
Markets and members served – 3Q 2011
1. Virginia clinics provide Direct Delivery.
2. Florida has a managed care program as well as a Pharmacy Rebate Program.
3. Fee based fiscal agent business.

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BEST CHRYSLER IN DECADES
HEARTBURN RELIEF
COACH
LANDS' END

400K
350K
300K
250K
200K
150K
100K
50K
0K
CA 288K 350K +22%
MI 211K 217K +3%
MO* n/a 78K
NM 69K 89K +29%
OH 138K 256K +86%
UT 50K 82K +64%
WA 284K 350K +23%
WI* n/a 41K
FL* n/a 67K
TX 30K 148K +393%
3Q 2007
3Q 2011

MOLINA HEALTHCARE

© 2012 Molina Healthcare, Inc.

Delivering enrollment growth by market
As our enrollment grows,
Molina remains committed to
delivering quality health care.
Except for Wisconsin, all of
our eligible health plans have
earned NCQA accreditation.
Enrollment
(3Q 2007 – 3Q 2011)
Molina health plans ranked in Consumer Reports Magazine,
November 2011.
*Molina did not have a presence in these markets in 2007.

MCO Enrollment
1.6K
1.7K
+5.1%
YTD 3Q10
YTD 3Q11
Revenue
$3.0B
$3.5B
+15.3%
YTD 3Q10
YTD 3Q11
EBITDA
$112.1M
$148.7M
+32.7%
YTD 3Q10
YTD 3Q11
Net Income
$37.3M
$53.8M
+44.0%
YTD 3Q10
YTD 3Q11

MOLINA HEALTHCARE

© 2012 Molina Healthcare, Inc. Executing on our plan 8 YTD 3Q 2010 vs. YTD 3Q 2011

$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.35
$1.43
$0.79
$1.32
$1.35
FY2007
FY2008
FY2009
FY2010
YTD 3Q 2011

© 2012 Molina Healthcare, Inc. Molina earnings per share 9 Split adjusted

© 2012 Molina Healthcare, Inc.
Positioned for growth
Building on momentum from new business wins and
retention of existing contracts
Leveraging established SNP (duals) growth platform
Investing in Company-owned direct delivery footprint
Continue developing and up-selling our fiscal agent
offering
Investing in corporate infrastructure (Molina Center)

Total Spending
Enrollment
4.7%
6.8%
8.7%
10.4%
12.7%
8.5%
7.7%
6.4%
1.3%
3.8%
5.8%
7.6%
8.8%
7.3%
2.2%
-1.9%
0.4%
3.2%
7.5%
9.3%
5.6%
4.3%
3.2%
0.2%
-0.7%
3.1%
7.5%
8.5%
5.5%
4.1%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012E

© 2012 Molina Healthcare, Inc.
U.S. Medicaid Spending and Enrollment
Percent Changes, FY 1998 – FY 2012E
Source: Medicaid Enrollment June 2010 Data Snapshot, KCMU, February 2011. Spending Data from KCMU Analysis of CMS Form 64 Data for Historic Medicaid Growth Rates. FY 2011 and FY 2012
data based on KCMU survey of Medicaid officials in 50 states and DC conducted by Health Management Associates, September 2011.
Note: Enrollment percentage changes from June to June of each year. Spending growth percentages in state fiscal year.
U.S. Medicaid spending and enrollment

State Budget Gaps[1]
FY 2009-FY 2013E
0
-50
-100
-150
-200
-110
-191
-130
-103
-46
FY09
FY10
FY11
FY12E
FY13E

States with MCO Rate Changes[2]
FY 2009-FY 2012
29
22
18
9
FY 2009
FY 2010
FY 2011
Adopted FY 2012
-5
-10
-11
-19
In FY 2011, Molina rates were cut in 6 states (CA, NM, TX, UT, WA, WI).

MOLINA HEALTHCARE

© 2012 Molina Healthcare, Inc.
Key challenges for 2012

Sources:
1. “States Continue to Feel Recession’s Impact.” Center on Budget and Policy Priorities, June 17, 2011.
2. KMCU survey of Medicaid officials in 50 states and DC conducted by Health Management Associates,
September 2009, September 2010, and September 2011.
Although some states project improved cash flows over the next few years as the economy recovers, states’ fiscal conditions remain very weak.

Dual Eligible Integration
ABD Integration
Managed Care RFPs
Care Management
Quality & P4P
Primary Care Shortage
MCO
State
Customer
Health Plans
• Medicaid
• Medicare
Fiscal Agent
• MMIS
Direct Delivery
• Primary Care
MOLINA HEALTHCARE
HIPAA 5010 Readiness
ICD-10 Implementation
Health Information Exchange (HIE)
Electronic Health Record
New Fraud & Abuse Requirements
FA
State
Customer

© 2012 Molina Healthcare, Inc. Short term growth opportunities 13 Economic, healthcare, and technology trends will translate into revenue opportunities in the short run.

Before Molina,
it was hard to
get to my doctor.
MOLINA MEDICARE

Molina Medicare Enrollment[1]
2008-2011

31K
4K
27K
25K
7K
18K
12K
1K
11K
7K
1K
6K
2008
2009
2010
2011
Special Needs Plan
Medicare Advantage

Source: 1. CMS Special Needs Plan Data
https://www.cms.gov/MCRAdvPartDEnrolData/SNP/list.asp#TopOfPage
2. Kaiser Commission on Medicaid and the Uninsured. "Dual Eligibles" fact sheet. December 2010.
http://www.kff.org/medicaid/upload/4091-07.pdf

▪

▪

▪

▪

© 2012 Molina Healthcare, Inc.
Unprecedented new focus on dual eligibles
Recognition that dual eligibles are the most
costly group of beneficiaries for both
Medicaid and Medicare
Dual eligibles account for approximately 15%
of Medicaid enrollees but contribute to 39%
of all Medicaid spending²
Medicaid/Medicare spending averages $20K
per dual per year, 5X greater than other
Medicare beneficiaries
Dual eligible population will highly benefit
from managed care
Nearly 9 million Medicaid beneficiaries are dual eligibles:  low-income seniors and younger persons with disabilities who are enrolled in both the Medicare and Medicaid programs.

Molina Medicare Enrollment
2008-2011

31K
4K
25K
7K
12K
1K
27K
7K
1K
18K
11K
6K
2008
2009
2010
2011
Special Needs Plan
Medicare Advantage

Molina Medicare Revenue
2008-YTD 3Q 2011

$282M
$265M
$136M
$95M
2008
2009
2010
3Q 2011

Revenue Distribution
3Q 2008

Medicare, 3%
Medicaid, 97%

Revenue Distribution
3Q 2011

MMS, 3%
Medicare, 8%
Medicaid, 89%

© 2012 Molina Healthcare, Inc. Our Medicare business is growing 15 Source: Company Data and CMS Special Needs Plan Data https://www.cms.gov/MCRAdvPartDEnrolData/SNP/list.asp#TopOfPage

UnitedHealth Group	
	HUMANA	
	HEALTHSPRING	
	KAISER PERMANENTE	
	Health First	
	WellCare	
	GATEWAY Health Plan	
	MOLINA MEDICARE	
	Health Net A Better Decision	
	University of Pittsburgh at Johnstown	

MOLINA HEALTHCARE

© 2012 Molina Healthcare, Inc.
Molina’s dual eligible enrollment

Source: CMS Health Plan Management System as of 12/2011.  Information sourced quarterly.
Top 10 SNP Dual Eligible Plans Nationwide*
Rank Plan Membership
1
203k
2
75k
3
75k
4
68k
5
53k
6
42k
7
28k
8 27k
9
18k
10
16k
Molina has well established SNPs serving the financially vulnerable
1. United includes PacifiCare, Evercare, APIPA and Secure Horizons products
2. Humana includes Arcadian, Care Plus, Arta, and MD Care.
1
2

$10B
$8B
$6B
$4B
$2B
$0B
$9.2B
2M eligibles
$2.2B[1]
Louisiana Medicaid RFP
844K eligibles
$4.0B[2]
Kentucky Medicaid RFP
800K eligibles
$1.6B[3]
Hawaii Medicaid RFP
200K eligibles
$1.4B[4]
New Hampshire Medicaid RFP
100K eligibles
$7.8B[5]
234K eligibles
$7.8B
Michigan Dual Eligible Care Coordination
234K eligibles
$3.6B Medicaid
$4.2B Medicare
Medicaid
Dual-Eligible

© 2012 Molina Healthcare, Inc.
Opportunities in perspective

1. The Advocate, “Contract Winners want to protect data.” August 2, 2011
2. Insider Louisville, Multiple mega firms pursue Kentucky’s $4 billion Medicaid contract .” June 23, 2011
3. Pacific Business News, $1.65B in Medicaid contracts will expire in June.” May 6, 2011. (http://www.bizjournals.com/pacific/print-edition/2011/05/06/165-billion-in-medicaid-contracts.html)
4. Union Leader, “State reviewing proposals for massive Medicaid contract.” January 2, 2012. (http://www.unionleader.com/article/20120102/NEWS06/701029974)
5. CMS document, “Michigan’s Response to CMS Solicitation State Demonstrations to Integrate Care for Dual Eligible Individuals ”
Michigan is among the 15 states selected to receive up to $1 million to support the design of programs to integrate care for the dual eligible.
Select Expansion Opportunities
Molina already serves nearly 7,000 SNP beneficiaries in Michigan

Molina States
States awarded funding for dual eligible coordination
States submitting proposals to CMS (partial list)

CMS selected 15 states to receive up to $1M to **support the design of programs to integrate care** and to design shared savings initiatives.

fragmented
fragmented
integrated
Medicaid
Medicare
MOLINA HEALTHCARE
Fee for Service
Managed Care
Fee For Service
Fee For Service
Managed Care
Managed Care

MOLINA HEALTHCARE

© 2012 Molina Healthcare, Inc.
Supporting integrated care for duals

Medicare and Medicaid are each governed by their own policies and procedures, Dual eligibles are forced to navigate a system with two sets of providers, benefits, and even enrollment cards.  This fragmentation can result in unnecessary, duplicative, or missed services.

MOLINA HEALTHCARE
Fee for Service

Medicaid only group total annual expenditures

Patients with and without uncoordinated care.*

$16K
$14K
$12K
$10K
$8K
$6K
$4K
$2K
$K
Lab, $189
Outpatient, $1,039
ER, $1,669
Pharmacy $4,907
Practitioner $5,295
Hospital $2,001
Lab, $46
Outpatient, $287
ER, $222
Pharmacy, $714
Practitioner, $1,340
Hospital, $506
Uncoordinated care patients $15,100
Coordinated care patients $3,116

Source: The Healthcare Imperative: Lowering Costs and Improving Outcomes Workshop Series Summary. Southeastern Consultants, Inc. (SEC) performed comprehensive claims analyses on over 9 million Medicaid only and Medicaid/Medicare dually enrolled patients in five large states or various periods from 2000 through 2006. These analyses included use and expenditure analyses of drugs and medical services, a disease profile of the population, and the identification of access and care patterns indicative of uncoordinated care in a subset of the population.

MOLINA HEALTHCARE

© 2012 Molina Healthcare, Inc.
Cost of uncoordinated care

Medicaid patients with extremely uncoordinated care account for a disproportionate share of costs. These patterns are even more significant among dual patients who experience a greater prevalence of chronic diseases and co-morbid conditions.

Making it easier for you
to get the care you need
all under one roof.
Medical Services • Mental Health Services • Drug & Alcohol Services
Make us
your healthcare home!
MOLINA MEDICAL
at COMPASS Health

Washington: mental health & primary care integration

- Everett, WA (2)

California:
MSO
owned & operated
primary care clinics

- Citrus Heights, CA (1)
- Fontana, CA (1)
- Wilmington, CA (1)
- Lancaster, CA (1)
- Long Beach, CA (3)
- Moreno Valley, CA (1)
- Ontario, CA (1)
- Pomona, CA (2)
- Riverside, CA (1)
- San Bernardino, CA (1)
- Sacramento, CA (3)

Virginia:
Company
operated
County-owned
primary care
health centers

- Fairfax County (3)

MOLINA HEALTHCARE

© 2012 Molina Healthcare, Inc.
Our approach to direct delivery is flexible and can accommodate changes in local market requirements and needs. We currently operate 21 clinics and plan to continue expanding.
Direct Delivery

© 2012 Molina Healthcare, Inc.
Why build clinics at all?

Augment network in areas of provider scarcity
Supplement provider capacity issues
Greater emphasis on quality and outcomes
States continue to cut rates
Nurtures patient loyalty to the health plan
Brand awareness & community engagement

© 2012 Molina Healthcare, Inc.
Why not build more clinics?

Need to augment the network not replace the network
Can be perceived as competing directly with network
providers
Identifying right locations can be a challenge
Hiring doctors to serve Medicaid patients is not easy
Get it right from the beginning

Weeeeeeeee Care.
MOLINA HEALTHCARE
Clinics opening soon!

Washington (2)
Mental health & primary care integration

California (20)
Health plan owned & operated primary care clinics
- Current (16)
- *Future (4)*

Utah (1)
Ohio (3)
New Mexico (2)
Texas (2)
Florida (2)

Virginia (3)
Company operated County-owned primary care health centers

© 2012 Molina Healthcare, Inc. Direct Delivery: expanding our footprint 23 Current Molina clinics Future Molina clinics 15 new clinics planned for 2012

© 2012 Molina Healthcare, Inc.

Direct Delivery – Rx solutions
A 2007 U.S. survey reported that nearly 31% of those polled had not filled a prescription they were given by their physician.¹
1. Source: Enhancing Prescription Medicine Adherence:  A National
Action Plan, National Council on Patient Information and Education
August 2007
Molina now offers patients on-site medication
dispensing to increase the likelihood that patients
will fill their prescription and undergo the
physician’s medical treatment plan.
Value added benefit for Molina members
Acute care scripts only
Wait time: 10 -15 min
Direct member customer service line
Over 50,000 scripts already dispensed

Neighborhood SHUTTLE
a FREE Van Service
ROUTES
HOURS OF OPERATION
ROUTE MAP
The FREE
Neighborhood Shuttle...
It stops every hour at each location. Go to the doctor. Ride and shop for fresh fruits and vegetables. Or just use the shuttle to get to church. The Neighborhood Shuttle is there for you.

MOLINA HEALTHCARE

© 2012 Molina Healthcare, Inc.
Direct Delivery – transportation solution

Transportation solution
Free shuttle service offers a ride between
various key community access points,
including our clinics.  (Long Beach, Inland
Empire.)
Transportation to and from a physician’s office remains a key problem for Medicaid beneficiaries.  The use of public transportation often results in missed appointments or late arrivals.

© 2012 Molina Healthcare, Inc.
Direct Delivery – our facilities

Typically leased facilities about 4,000 sq/ft
4-5 employees
1-2 Primary Care Physicians per office
Contracted: Lab, X-Ray, and Specialty services
pre build-out
after build-out

© 2012 Molina Healthcare, Inc.

Preparation for anticipated growth
Rent vs. own decision (MOH already occupied 40%
of complex)
Advantageous real estate market conditions
Molina acquires office complex in Long Beach, California.
Purchase price of $81 million
Two connected 14-story
towers
461,263 square feet
Class A building

EBITDA
$90M

Capital Deployment
29%
29%
30%
12%

RFP pipeline & retention of existing business

- TX RFP Momentum (wins in El Paso, Jefferson & Hidalgo)
- Retention of WA contract
- Selective RFP participation
- Established presence in key growth states (CA, FL & TX)

Stabilization of MMIS/fiscal agent business

- Maine contract certified by CMS
- Idaho completed CMS certification visit
- $40M in new upsell revenue

Profitability

- Patient mix migration towards higher revenue members (SNP, ABD)
- Pharmacy carve-ins (OH & TX)
- Medical cost reduction plan in FL and TX

Capital allocation & access to capital

- Credit facility right-sized ($170M)
- Subsidiaries well-capitalized

MOLINA HEALTHCARE

© 2012 Molina Healthcare, Inc. Summary of investor areas of interest 28

© 2012 Molina Healthcare, Inc. 29 Q&A

MOLINA HEALTHCARE

Your Extended Family.

MOH LISTED NYSE

Operations Update Terry Bayer Chief Operating Officer January 26, 2012 New York, New York

© 2012 Molina Healthcare, Inc.
Operations update
Highlights from our health plans
Florida
Texas
Ohio
Washington
Dual eligible opportunity
Michigan duals
California budget
Carve-in trends
MMS certification

50K
61K
67K
2009
2010
3Q 2011

93.8%
95.4%
89.2%
2009
2010
3Q 2011

© 2012 Molina Healthcare, Inc.
Florida
Improved financial performance due to:
Reduced unit costs
Utilization improvement
Premium rate increase effective 9/1/11

Molina Healthcare of Florida
Historical and YTD Enrollment
2009-3Q2011
Molina Healthcare of Florida
Historical and YTD MCR
2009-3Q2011

El Paso Service Area
STAR & STAR+PLUS
El Paso and Hudspeth Counties
Jefferson Service Area
CHIP
Chambers, Hardin, Jasper, Jefferson, Liberty, Newton, Orange, Polk, San Jacinto, Tyler and Walker counties
Hidalgo Service Area
STAR & STAR+PLUS
Cameron, Duval, Hidalgo, Jim Hogg, Maverick, McMullen, Starr, Webb, Willacy, and Zapata counties

© 2012 Molina Healthcare, Inc.
Texas overview
Existing Molina
footprint

Molina new SDAs effective
3/1/2012
In addition to Molina’s already expansive footprint in Texas, effective March 1, 2012, Molina will have three new service delivery areas (SDAs).
Source:  Texas Health and Human Services Commission
Molina New SDAs
(effective 3/1/2012)
Profitability Improvement
Plan:
Rate Increases
Care Coordination
Utilization Management
Unit Costs-recontracting

© 2012 Molina Healthcare, Inc.
Ohio

Improved financial performance due to:
Premium rate increase (effective 1/1/11)
Utilization management
Care coordination
Reducing unit costs by improving contracts
RFA issued January 11, 2011:
Re-procurement  statewide
Addition of disabled children

© 2012 Molina Healthcare, Inc.
Ohio RFA
$5.1 billion rebid
Implementation expected January 1, 2013
1.5M covered families and children (CFC) lives, 125K ABD lives, and 37K children with disabilities
Mandates ABDs, including children, into managed care
Beneficiaries currently enrolled in the covered families and children (CFC)
program will continue to be mandatorily enrolled
Divides state into three regions each with four managed care plans
Three regions each with a unique health plan, therefore allowing three distinct MCOs to operate statewide.
Bids are due March 19, 2012
Not a rate bid (compliance, HEDIS, experience 60% of bid)

On January 11
th
, the Ohio Department of Job and Family Services issued a Request for applications under which it will rebid the current managed care population and expand managed care to the aged, blind, or disabled (ABD) population.

East Central region
South West region
West Central region
Central region
North East region
N. East Central region
North West region
South East region

Current Molina service area

West region
Northeast region
Central/Southeast region

© 2012 Molina Healthcare, Inc.
Post-2012 RFA
Ohio Managed Care Regions
(3 regions)
Pre-2012 RFA
Ohio Managed Care Regions
(8 regions)
Ohio RFA
Source:  Ohio Department of Job and Family Services
(http://jfs.ohio.gov/rfp/JFSR1213078019/JFSR1213078019.stm)

Pre-2012 RFA
Current Molina Service Area
(4 regions)

THE SEAL OF THE STATE OF WASHINGTON
1889

MOLINA HEALTHCARE

© 2012 Molina Healthcare, Inc.
Washington

RFP results announced January 17, 2012
Qualified as one of five “apparently successful”
bidders
New population:
100,000 SSI members included in Healthy
Options program effective 7/1/12.
MCO’s exiting program 7/1/12 (123,000
members)
Columbia United Providers (CUP)
Group Health
Regence
Kaiser

© 2012 Molina Healthcare, Inc.
Michigan duals

State began enrolling dual eligibles in Medicaid
(12/11)
Dual eligibles in SNP automatically enrolled with opt-
out
Michigan Department of Community Health (MDCH)
developing Dual Eligible Integrated Care Plan
CMS submission target (4/1)
Implementation target (1/2013)

© 2012 Molina Healthcare, Inc.
California Budget
Proposed changes to Medi-Cal (Medicaid)
Phased-in transfer of duals to managed care starting in January 2013.  Medi-Cal benefits transition in first year; Medicare benefits over three years.  (approx. $670M projected savings in
SFY 2013)
Statewide expansion of Medi-Cal managed care starting in June 2012; fee-for-service transition to managed care in 2014-15.
Annual open enrollment and lock-in period for Medi-Cal managed care.
Extension of gross premiums tax on Medi-Cal managed care plans and hospital fee on hospitals.
3.61% proposed rate increase in Medi-Cal rates.
Proposed changes to Healthy Families (CHIP)
Aggregate 25.7% managed care plan rate cut effective Oct. 1, 2012.  Because of varying contract rates, the effective rate change for health plans may be significantly different.
Transfer of all Healthy Families members (approx. 875,000) to Medi-Cal over a 9 month period beginning in Oct. 2012.
Elimination of the Managed Risk Medical Insurance Board (MRMIB) by July 2013.
Final budget terms may vary materially.

On January 5
th
, Governor Brown released initial California budget proposal.

© 2012 Molina Healthcare, Inc. Carve-in trends Ohio Rx: 10/11 Texas Rx: 3/12 Texas inpatient: 3/12 40

© 2012 Molina Healthcare, Inc.
Maine MMIS certification
Certification allows state to receive maximum federal
funding for Maine Integrated Health Management
Solution (MIHMS) by meeting federal standards for claims
management system.
State of Maine can claim 75% federal reimbursement for
ongoing operations retroactive to September 1, 2010.
MIHMS was designed and implemented by Molina
Healthcare’s wholly owned subsidiary, Molina Medicaid
Solutions.

Centers for Medicare and Medicaid Services (CMS) awarded Molina Medicaid Solutions full federal certification in Maine in December 2011.
Since September 1, 2010, the Maine
Integrated Health Management
Solution (MIHMS) system has been
processing approximately 1 million
claims per month and paying nearly
3,000 providers each week.

© 2012 Molina Healthcare, Inc.
Molina Medicaid Solutions upsells
Item Narrative When Sold (Qtr/Yr)
Provider Incentive Payments
Incentive payments made to the
medical community
3Q 2011
Provider Enrollment Application
Enhancement of provider portal
application
3Q 2011
5010
HIPAA standards for installation
of 5010
3Q 2011

Item Narrative When Sold (Qtr/Yr)
InterQual Application of InterQual criteria
to state operated facilities
1Q 2011
5010/ ICD-10 10th Revision of the International
Code of Diagnoses Compliance
Project
1Q 2011/3Q 2011
West Virginia
Louisiana
Our fiscal agent business has pursued various new revenue opportunities (upgrades, add-
ons, new services and products), producing $40M in additional sales in 2011.*
*This revenue will be recognized through 2014.
Please refer to the Company’s cautionary statements.

© 2012 Molina Healthcare, Inc. 43 Q&A

MOLINA® HEALTHCARE

Your Extended Family.

MOH LISTED NYSE

© 2012 Molina Healthcare, Inc. Capital Adequacy Joseph White Chief Accounting Officer January 26, 2012 New York, New York

19%
50%
31%

$4.5B
$4.0B
$3.5B
$3.0B
$2.5B
$2.0B
$1.5B
$1.0B
$0.5B
$0.0B
CAGR = 15.3%
$2B
$2B
$3B
$4B
$4B
2006
2007
2008
2009
2010

© 2012 Molina Healthcare, Inc.
Molina earnings have funded past growth

Sources of Capital
2006 through 3Q2011
Common Equity
Convertible Debt
Net Income
Total Revenue
2006-2010
Source(s): SEC Filings
Please refer to the Company’s cautionary statements.

© 2012 Molina Healthcare, Inc.
Molina has invested to grow its business

Capital Deployment
2006 through 3Q2011
Cash Paid for Acquisitions
Contributions to Subsidiaries
Capital Expenditures
Share Repurchases
Source(s): SEC Filings and Company Data
Please refer to the Company’s cautionary statements.

QUALMED
Plans for Health

PREMERA | BLUE CROSS

SHARP

Mercy CarePlus

UNISYS

Cimarron
HEALTH PLAN

THE WELLNESS PLAN
Live And Be Well
MEDICAL CENTERS

CAPE
Health Plan

Florida
NETPASS

Abri Health Plan

MOLINA HEALTHCARE

© 2012 Molina Healthcare, Inc.

1997
Entered Michigan
by
acquiring Minority
Interest
1999
Acquired
controlling interest
in Michigan
Plan
2004
Entered New
Mexico by
acquiring Health
Care Horizons the
parent company of
Cimarron Health
Plan
2004
Acquired the rights
to serve Wellness
Plan members in
Michigan
2000
Entered
Washington by
acquiring
Qualmed
Washington
Health Plan
2004
Acquired
members in
Washington
from Premera
Blue Cross
2005
Entered San
Diego County,
CA  by acquiring
Sharp &
Universal Plan
members
2006
Acquired HCLB the
parent company
of CAPE
Health
Plan in Michigan
2007
Entered
Missouri by
acquiring
Mercy
CarePlus
2008
Entered Florida
by acquiring
Florida
NetPASS
2010
Acquired the Health
Information
Management business
from Unisys, now
Molina Medicaid
Solutions
2010
Acquired Abri
Health Plan in
Wisconsin
2011
Acquired the
Arco Towers
in Long Beach,
CA
Capital deployment: acquisitions
Our deployment of capital has included strategic acquisitions that enable the company to increase its market penetration in existing markets, or enter new markets and new programs. (risk and fee based)
Please refer to the Company’s cautionary statements.

TOTAL EXCESS REGULATORY CAPITAL = $235M
$7M
$23M
$5M
$6M
$20M
$59M
$18M
$15M
$26M
$20M
$67M
$51M
$14M
$26M
$23M
$18M
$45M
$54M
$9M
$6M
CA
FL
MI
MO
NM
OH
TX
UT
WA
WI
Required Regulatory Capital
Excess Regulatory Capital
MOLINA HEALTHCARE

© 2012 Molina Healthcare, Inc.
Molina health plans are well capitalized

*E denotes estimate.
Source(s): Company Estimates
Regulatory Capital
2011E*
Please refer to the Company’s cautionary statements.

GROWTH CAPACITY WITH EXISTING REGULATORY CAPITAL = $4B
$185M
$172M
$226M
$279M
$460M
$1,301M
$213M
$372M
$691M
$103M
CA
FL
MI
MO
NM
OH
TX
UT
WA
WI
Growth Capacity with Exisiting Regulatory Capital
Current Revenue

© 2012 Molina Healthcare, Inc.
Molina health plans have capital to support growth

Health Plan Growth Potential without New Capital
2011E*
*E denots estimate.
Source(s): Company Estimates
Please refer to the Company’s cautionary statements.

START
STOP
ENGINE
MOLINA
HEALTHCARE

MOLINA HEALTHCARE

© 2012 Molina Healthcare, Inc.
Start-up operations need capital
Regulatory capital
Systems development and configuration
Start up costs/initial operating losses
Direct Delivery set up
Molina Medicaid Solutions development costs

Please refer to the Company’s cautionary statements.

9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
2006-2011 Average 7.2%
7.9%
8.2%
6.8%
7.0%
7.0%
6.0%
2006
2007
2008
2009
2010
2011E

MOLINA HEALTHCARE

© 2012 Molina Healthcare, Inc.
Required regulatory capital as % of revenue

Required Equity as % of Premium Revenue
2006-2011E*
On average our health plans need regulatory capital of approximately
7% of premium revenue.
*E denotes estimate.
Source(s): Company Data
Please refer to the Company’s cautionary statements.

$50M
$51M
$4M
2005
2006
2007
2008
2009
2010
3Q 2011
YTD
($2M)
($7M)
($10M)
($19M)

MOLINA HEALTHCARE

© 2012 Molina Healthcare, Inc.
Startup costs and initial operating losses

Molina Healthcare of Ohio
Operating Income or (Loss)
2005-3Q 2011 YTD
Source(s): NAIC Statutory Filings
“It takes time and
money to build a
profitable health plan.”
Joseph White
May 29, 2008
Molina Healthcare
Investor Day, NY
Please refer to the Company’s cautionary statements.

© 2012 Molina Healthcare, Inc.
Other costs to start a health plan

Systems Development and Configuration
Approximately $2M for HMO system development and configuration
Direct Delivery set-up
On average build out cost for a typical clinic is $750K
Please refer to the Company’s cautionary statements.

58.5%
38.5%
27.7%
MOH (1)
AGP (2)
CNC

1.66x
1.40x
1.07x
MOH (1)
AGP (2)
CNC

usbank
UnionBank
City National Bank
The way up.
EastWest Bank
M&I
Bank of Albuquerque
Long live your money.
土地銀行 Land Bank
Santa Barbara Bank & Trust
華南銀行 Hua Nan Bank

Molina Healthcare

© 2012 Molina Healthcare, Inc.
Pure Play LT Debt to Equity Ratio
Last Twelve Months as of Sept. 30, 2011
(1),(2)
Note:
(1) MOH Long Term Debt includes $48.6M term loan issued
December 7, 2011 to finance the Molina Center acquisition.
(2) AGP Long Term Debt includes $400M Senior Notes issued
November 16, 2011 and $75M Senior Notes issued January 18, 2012.
Molina $170M Credit Agreement
Pure Play Long Term Debt / EBITDA
Last Twelve Months as of Sept. 30, 2011
(1),(2)
Source(s): SEC Filings

Access to additional capital
Please refer to the Company’s cautionary statements.

© 2012 Molina Healthcare, Inc. Q&A 55

MOLINA HEALTHCARE

Your Extended Family.

MOH LISTED NYSE

Financial Outlook 2012 John Molina Chief Financial Officer January 26, 2012 New York, New York

© 2012 Molina Healthcare, Inc.
Cautionary Statement

regarding the Company’s expected results for fiscal year 2012. All of our forward-looking statements are based on our current expectations and assumptions. Actual results could differ materially due to the unexpected failure of our assumptions or due to adverse developments related to numerous risk factors, including but not limited to the following:
uncertainty regarding the effect of our Washington health plan’s being named an “apparently successful bidder” by the Health Care Authority of Washington in that state’s recent managed care procurement;
significant budget pressures on state governments which cause them to lower rates unexpectedly or to rescind expected rates increases, or their failure to maintain existing benefit packages or membership eligibility thresholds or criteria;
uncertainties regarding the impact of the Patient Protection and Affordable Care Act, including its possible repeal, judicial overturning of the individual insurance mandate or
Medicaid expansion, the effect of various implementing regulations, and uncertainties regarding the impact of other federal or state health care and insurance reform measures;
management of our medical costs, including costs associated with unexpectedly severe or widespread illnesses such as influenza, and rates of utilization that are consistent with our expectations;
the success of our efforts to retain existing government contracts and to obtain new government contracts in connection with state requests for proposals (RFPs) in both existing and new states, and our ability to grow our revenues consistent with our expectations;
the accurate estimation of incurred but not reported medical costs across our health plans;
risks associated with the continued growth in new Medicaid and Medicare enrollees, and in dual eligible members;
retroactive adjustments to premium revenue or accounting estimates which require adjustment based upon subsequent developments;
the continuation and renewal of the government contracts of both our health plans and Molina Medicaid Solutions and the terms under which such contracts are renewed;
the timing of receipt and recognition of revenue and the amortization of expense under the state contracts of Molina Medicaid Solutions in Maine and Idaho;
government audits and reviews;
changes with respect to our provider contracts and the loss of providers;
the establishment, interpretation, and implementation of a federal or state medical cost expenditure floor as a percentage of the premiums we receive, administrative cost and profit ceilings, and profit sharing arrangements;
the interpretation and implementation of at-risk premium rules regarding the achievement of certain quality measures;
the successful integration of our acquisitions;
approval by state regulators of dividends and distributions by our health plan subsidiaries;
changes in funding under our contracts as a result of regulatory changes, programmatic adjustments, or other reforms;
high dollar claims related to catastrophic illness;
the favorable resolution of litigation, arbitration, or administrative proceedings, and the costs associated therewith;
restrictions and covenants in our credit facility;
the availability of financing to fund and capitalize our acquisitions and start-up activities and to meet our liquidity needs and the costs and fees associated therewith;
a state’s failure to renew its federal Medicaid waiver;
an inadvertent unauthorized disclosure of protected health information by us or our business associates;
changes generally affecting the managed care or Medicaid management information systems industries;
increases in government surcharges, taxes, and assessments;
changes in general economic conditions, including unemployment rates;
and numerous other risk factors, including those identified within this slide presentation and/or our accompanying oral remarks, and those discussed in our periodic reports and filings with the Securities and Exchange Commission. These reports can be accessed under the investor relations tab of our Company website or on the SEC’s website at www.sec.gov. Given these risks and uncertainties, we can give no assurances that our forward-looking statements will prove to be accurate, or that any other results or events projected or contemplated by our forward-looking statements will in fact occur, and we caution investors not to place undue reliance on these statements. All forward-looking statements in this release represent our judgment as of January 26, 2012, and we disclaim any obligation to update any forward-looking statements to conform the statement to actual results or changes in our expectations.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This slide presentation and our accompanying oral remarks contain “forward-looking statements”

© 2012 Molina Healthcare, Inc. 2012 EPS outlook 58 Please refer to the Company’s cautionary statements.

© 2012 Molina Healthcare, Inc.

2012 EPS outlook
$1.80
Guidance Issued  January 26, 2012
Re-procurements in WA & MO
Benefit carve-ins in TX and OH
TX inpatient and pharmacy
Ohio full year of pharmacy
Change in mix: CA SPDs, TX STAR+PLUS & WA ABDs
TX expansion commencing March 2012
Continuing rate pressure
Infrastructure build for 2012 and beyond
Molina Center
ICD-10
Healthcare reform
Additional clinics
Please refer to the Company’s cautionary statements.

© 2012 Molina Healthcare, Inc.

Note: “G” denote guidance. Amounts are estimates and subject to change. Actual results may differ materially. See cautionary statement.
2012G*
Premium Revenue
Service Revenue
Investment Income
Total Revenue
Medical Care Costs
Medical Care Ratio
Service Costs
Service Revenue Ratio
G&A Expense
G&A Ratio
Premium Tax Expense
Depreciation
Amortization
Interest Expense
Income Before Tax
Net Income
Diluted EPS
Weighted Average Diluted Shares Outstanding
EBITDA
Effective Tax Rate
$5.9B
$185M
$6M
$6.1B
$5.1B
86%
$158M
85%
$476M
7.8%
$169M
$35M
$17M
$17M
$137M
$85M
$1.80
47.3M
$220M
38%
2012 guidance
Please refer to the Company’s cautionary statements.

© 2012 Molina Healthcare, Inc.

MMS Total
2012 MOH segment guidance
Health Plans
Premium Revenue
Service Revenue
Investment Income
Total Revenue
Medical Care Costs
Medical Care Ratio
Service Costs
Service Revenue Ratio
G&A Expense
G&A Ratio
Premium Tax Expense
Depreciation
Amortization
Interest Expense
Income Before Tax
Net Income
Diluted EPS
Weighted Average Diluted Shares Outstanding
EBITDA
Effective Tax Rate
$5.9B
--
$6M
$5.9B
$5.1B
86%
--
--
$471M
--
$169M
$35M
$12M
$17M
$120M
$74M
--
--
$184M
--
--
$185M
--
$185M
--
--
$158M
85%
$5M
--
--
--
$5M
--
$17M
$11M
--
--
$36M
--
$5.9B
$185M
$6M
$6.1B
$5.1B
86%
$158M
85%
$476M
7.8%
$169M
$35M
$17M
$17M
$137M
$85M
$1.80
47.3M
$220M
38%
Note: “G” denote guidance. Amounts are estimates and subject to change. Actual results may differ materially. See cautionary statement.
Please refer to the Company’s cautionary statements.

≈		≈
		≈		
				≈
		≈		
		≈		≈
		≈		
		≈		≈
		≈		≈
				≈

MOLINA HEALTHCARE

© 2012 Molina Healthcare, Inc.
Rate change update

2011 CARRYOVER 2012
Health Plan Effective Date Revenue Change Effective Date Revenue Change
California
7/1/2011
( 3.5%)
1/1/2012
0.5%
(1)
10/1/2011
( 0.5%)
10/1/2012 no change
(2)
Florida
9/1/2011
˜7.5%
9/1/2012 no change
(2)
Michigan
10/1/2011
˜1.0%
10/1/2012 no change
(2)
Missouri 7/1/2011
˜5.0%
7/1/2012
( 0.5%)
(2)
New Mexico
7/1/2011
( 2.5%)
7/1/2012 no change
(2)
Ohio
10/1/2011
27.0% (Rx carve in)
1/1/2012
( 2.0%)
(1)
Texas 9/1/2011
( 2.0%)
3/1/2012 n/a
(3)
Utah 7/1/2011
( 2.0%)
7/1/2012
( 1.5%)
(2)
Washington
10/1/2011
( 0.5%)
1/1/2012
( 0.2%)
(1)
n/a n/a 7/1/2012 n/a
(3)
Wisconsin
1/1/2011 (11.0%) 1/1/2012
( 7.5%)
(2)
Note:
(1) Denotes known rate changes
(2) Denotes estimated rate changes excluding new business
(3) Rate changes  not meaningful due to  benefit carve ins and/or geographic population expansion
Please refer to the Company’s cautionary statements.

© 2012 Molina Healthcare, Inc.
Texas expansion

2012
Guidance
Effective Date 3/12
MOH Expected Membership Prior to
Expansion¹
155K
MOH Expected Additional Membership 170K
Total Expected MOH Membership²
325K
MOH Expected Market Penetration²
10%
MOH Expected Incremental Revenue $900M
1. Denotes estimated membership at 2/29/12.
2. Denotes estimated membership at 12/31/12 .
Note: Denotes guidance. Amounts are estimates and subject to change. Actual results may differ materially. See cautionary statements.
Please refer to the Company’s cautionary statements.

© 2012 Molina Healthcare, Inc.
Texas March 2012 – estimated impact of re-procurement

Line of Business Dec 2011
Members
Dec 2011
Rates
Mar 2012
Members
Mar 2012
Rates
TOTAL STAR 18,000 $220 123,000 $235
TOTAL CHIP 73,000 $85 80,000 $130
TOTAL STAR PLUS 64,000 $440 100,000 $780
TOTAL 155,000 $250 303,000 $390
*Guidance assumes MCR of 90% FY 2012
Please refer to the Company’s cautionary statements.

© 2012 Molina Healthcare, Inc.

Line of Business June 2012
Members
June 2012
Rates
July 2012
Members
July 2012
Rates
TANF 327,000 $160 288,000 $150
ABD 5,000 $850 12,000 $865
CHIP 11,000 $100 9,000 $95
State Funded - BHP 8,000 $225 6,000 $240
TOTAL 351,000 $170 315,000 $180
Premium revenue excluding Medicare, is expected to drop
approximately 10% year-over-year
Guidance assumes MCR of 86% FY 2012
Washington July 2012 – estimated impact of re-procurement
Please refer to the Company’s cautionary statements.

© 2012 Molina Healthcare, Inc.
What could affect our 2012 number?

Potential headwinds:
Premium rate decreases greater than projected
Texas cost and utilization issues
Greater loss of enrollment than projected in WA
Higher than projected ABD utilization in WA
MO RFP outcome
Revenue and cost pressures in Idaho and Maine
Please refer to the Company’s cautionary statements.

© 2012 Molina Healthcare, Inc.
What could affect our 2012 number?
Potential tailwinds:
Rate increases in markets where we are expecting
none
Cost and utilization improvement Texas
Higher than projected enrollment in CA (ABD), TX and
WA

Please refer to the Company’s cautionary statements.

© 2012 Molina Healthcare, Inc.
Where is 2013 guidance?

Moving parts for 2013
2012 Supreme Court Decision on individual mandate
and Medicaid expansion
2012 Presidential election
Ohio RFP (goes into effect 1/2013)
Dual eligible enrollment
1
CA opportunity:  1.1M
MI opportunity:  234K
WA opportunity:  142K
Florida expansion
Georgia RFP
Sources:  1. http://www.kff.org/medicaid/upload/8215.pdf
Please refer to the Company’s cautionary statements.

We've Got
You Covered
MOLINA HEALTHCARE
Your Extended Family

MOLINA HEALTHCARE

© 2012 Molina Healthcare, Inc.
Investment highlights
Attractive sector growth prospects driven by
government policies and economic conditions
Proven flexible health care services portfolio (risk-
based, fee-based and direct delivery)
Diversified geographic exposure with significant
presence in high growth regions
Focus on government-sponsored health care
programs
Seasoned management team with strong track
record of delivering earnings growth
Over 30 years of experience

Please refer to the Company’s cautionary statements.

© 2012 Molina Healthcare, Inc. Q&A 70